EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re                                        Chapter 11

MOONEY AEROSPACE GROUP, INC.,                Case No. 04-11733

               Debtor.


                         AMENDED PLAN OF REORGANIZATION






Mark A. Frankel, Esq.
BACKENROTH FRANKEL & KRINSKY, LLP
489 Fifth Avenue
New York, New York 10017
Telephone: (212) 593-1100
Facsimile: (212) 644-0544

ATTORNEYS FOR THE DEBTOR

                                  INTRODUCTION
                                  ------------

         Mooney Aerospace Group, Inc. ("Debtor"), proposes this Plan of Reorganization for the Debtor. UPON CONFIRMATION, THIS PLAN SHALL BE A BINDING OBLIGATION BETWEEN AND AMONG THE DEBTOR, EACH OF THE DEBTOR'S CREDITORS, AND THE INTEREST HOLDERS (AS ALL SUCH TERMS ARE DEFINED BELOW).

                                    ARTICLE I
                                   DEFINITIONS
                                  -----------

         As used in this Plan, the following terms will have the meanings hereinafter set forth:

         1.1 "ADMINISTRATIVE EXPENSE" Any cost or expense of administration of the Bankruptcy Case entitled to priority under section 507(a)(1) and allowed under section 503(b) of the Bankruptcy Code, and any fees or charges assessed against the Debtor's Estate under Chapter 123, Title 28, United States Code.

         1.2 "ADMINISTRATIVE EXPENSE CLAIM" A claim for payment of an Administrative Expense.

         1.3 "AHF" shall mean Allen Holding & Finance, Ltd.

         1.4 "ALLOWANCE DATE" shall mean the date which a Disputed Claim becomes an Allowed Claim by Final Order.

         1.5 "ALLOWED CLAIM" shall mean a Claim against the Debtor: (a) to the extent that a Proof of Claim is filed timely or, with leave of the Court late filed as to which (i) no party in interest files an objection or (ii) which is allowed by a Final Order; or (b) which is listed on the Debtor's schedules or any amendments thereto but which is not listed therein as disputed, unliquidated or contingent.

         1.6 "ALLOWED SECURED CLAIM" shall mean an Allowed Claim for which a Claimant asserts and is determined by a Final Order to hold a valid, perfected and enforceable Lien, security interest or other interest or encumbrance in property in which the Debtor has an interest not subject to avoidance or subordination under the Bankruptcy Code or applicable non-bankruptcy law, or an Allowed Claim for which a Claimant asserts a setoff under Section 553 of the Bankruptcy Code and such Claim is allowed by Final Order, but in any event only to the extent of the value, determined in accordance with section 506(a) of the Bankruptcy Code, of the Claimant's interest in the Debtor's interest in the property or to the extent of the amount subject to such setoff, as the case may be.

         1.7 "ALLOWED UNSECURED CLAIM" shall mean an Unsecured Claim to the extent same is allowed.

         1.8 "ARENT FOX" shall mean Arent Fox PLLC, attorneys for the Creditors Committee.

         1.9 "BANKRUPTCY CASE" shall mean this Chapter 11 bankruptcy case of the Debtor.

         1.10 "BANKRUPTCY CODE" shall mean Title 11 of the United States Code (11. U.S.C. ss. 101 et.seq.), as in effect on the Petition Date and as amended during the Bankruptcy Case.

         1.11 "BANKRUPTCY COURT" shall mean the Court as defined below.

         1.12 "BLX" shall mean BLX Commercial Capital.

         1.13 "CASH" shall mean all cash and cash equivalents which evidence immediately available funds in United States dollars.

         1.14 "CLAIM" shall mean a right to payment as set forth in ss. 101(5) of the Bankruptcy Code.

         1.15 "CLAIMANT" shall mean the holder of a Claim.

         1.16 "COMMITTEE" shall mean the Official Committee of Unsecured Creditors appointed by the Office of the United States Trustee in this case.

         1.17 "CONFIRMATION DATE" shall mean the date of the entry of the Confirmation Order.

         1.18 "CONFIRMATION HEARING" shall mean the hearing pursuant to the Bankruptcy Code Section 1128 before the Bankruptcy Court regarding the proposed confirmation of the Plan.

         1.19 "CONFIRMATION ORDER" shall mean the order of the Court confirming the Plan.

         1.20 "COURT" shall mean the United States Bankruptcy Court for the District of Delaware.

         1.21 "CREDITOR" shall mean any entity that holds a claim against the Debtor.

         1.22 "DEBTOR" shall mean Mooney Aerospace Group, Inc.

         1.23 "DISCLOSURE STATEMENT" shall mean the disclosure statement, as such may have been amended, filed in connection with the Plan.

         1.24 "DISPUTED CLAIM" shall mean the whole or any portion of any claim against the Debtor to which an objection is timely filed as to which a Final Order has not been entered allowing or disallowing such Claim or any portion thereof.

         1.25 "EFFECTIVE DATE" shall mean the Date upon which the Confirmation Order is a Final Order, or such other date after entry of the Confirmation Order as may be practicable.

         1.26 "ESTATE" shall mean the else of the Debtor created upon the commencement of the Bankruptcy Case pursuant to Section 541 of the Bankruptcy Code.

         1.27 "EXECUTORY CONTRACTS" shall mean "executory contracts" and "unexpired leases" as such terms are used within Section 365 of the Bankruptcy Code.

         1.28 "FACTOR" shall mean Alpha 1.

         1.29 "FINAL ORDER" shall mean an order of the Court that has not been reversed, modified, amended or stayed, and as to which the time to appeal or to seek review or certiorari thereof has expired, and as to which no appeal, review or rehearing is pending.

         1.30 "INTEREST" shall mean an existing ownership interest in Debtor.


         1.31 "INTEREST HOLDER" shall mean a holder and owner of an existing Interest in Debtor.

         1.32 "LIEN" shall mean a charge against or interest in property to secure payment of a debt or performance of an obligation.

         1.33 "MAC" shall mean Mooney Airplane Company.

         1.34 "MACORP" shall mean Mooney Aircraft Corporation.

         1.35 "PETITION DATE" shall mean June l0, 2004, the date of the filing of the Bankruptcy Case by the Debtor.

         1.36 "PLAN" shall mean this Plan of Reorganization, and any and all modifications and/or amendments hereto.

         1.37 "SECURED CLAIM" shall mean a Claim secured by a Lien on property included within the Debtor's Estate.

         1.38 "STOCK PURCHASE AGREEMENT" shall mean that certain agreement by and between the Debtor and ADF pursuant to which AHF acquired the Debtor's stock in MAC.

         1.39 "SECURED CREDITOR" shall mean the owner or holder of a Secured Claim.

         1.40 "UNSECURED CLAIM" shall mean a claim for which the Claimant does not hold (a) a valid, perfected and enforceable Lien, security interest or other interest in or encumbrance against property of the Debtor or the Debtor's Estate; (b) a right to setoff to secure the payment of such Claim. An Unsecured Claim includes, but is not limited to, a Claim for damages resulting from rejection of any Executory Contract pursuant to Section 365 of the Bankruptcy Code.

         1.41 "UNSECURED CREDITOR" shall mean the owner or holder of an Unsecured Claim.

                                   ARTICLE 2
                     CLASSIFICATION AND TREATMENT OF CLAIMS
                     --------------------------------------

                         Class 1: First Mortgage Claim
                         -----------------------------

         2.1 CLASSIFICATION - Class 1 consists of the note and mortgage claim held by Jonathon Rubin on the Debtor's real property located at 23 Pearl Street, Trenton, New Jersey.

         2.2 TREATMENT - On the Effective Date, the Reorganized Debtor shall reinstate and assume the subject note and mortgage, provided, however, that the Debtor will offer the Class 1 Claimant the right to convert its claim into 100,000 shares of the Reorganized Debtor's shares.

         2.3 VOTING - The holder of the Class 1 Claim is unimpaired and is deemed to have accepted the Plan.

                            Class 2: Priority Claims
                            ------------------------

         2.4 CLASSIFICATION - Class 2 consists of Allowed Priority Claims, under Sections 507(a)(2), (3), (4), (5), (6), (7) and (8) of the Bankruptcy Code.

         2.5 TREATMENT - Holders of Class 2 Claims shall be paid in full in cash on the Effective Date, plus 9% interest from the Petition Date.

         2.6 VOTING - Class 2 is unimpaired and is deemed to have accepted the Plan.

                           Class 3: Unsecured Claims
                           -------------------------

         2.7 CLASSIFICATION - Any Allowed Unsecured Claims against the Debtor.

         2.8 TREATMENT - Each holder of a Class 3 Claim shall be entitled to receive its pro-rata share of stock representing 46% of the Reorganized Debtor. The distribution to Class 3 as part of the Debtor's Plan herein, does not in any way limit or reduce the claims that a Class 3 Claimant may have against MAC and/or AHF. Thus, the senior debenture holders will continue to be secured by the stock of MAC after that stock is transferred to the Debtor, and the senior debenture holders will also continue to be secured by MAC's assets. Similarly, the Factor will continue to be secured by MAC'S aircraft and aircraft parts that now secure its claims, and BLX will continue to be secured by substantially all of MAC'S assets.

         2.9 VOTING - Class 3 is impaired and is entitled to vote to accept or reject the

                      Class 4: Preferred Equity Interests
                      -----------------------------------

         2.10 CLASSIFICATION - The Debtor's preferred shareholders.

         2.11 TREATMENT - Class 4 Preferred Shareholders are entitled to their pro-rata share of 2% of Reorganized Debtor shares.

         2.12 VOTING - Class 4 is impaired and is entitled to vote to accept or reject the Plan.

                        Class 5: Common Equity Interests
                        --------------------------------

         2.13 CLASSIFICATION - The Debtor's common shareholders.

         2.14 TREATMENT - Class 5 common shareholders are entitled to their pro-rata share of 2% of Reorganized Debtor shares.

         2.15 VOTING - Class 5 is impaired and is entitled to vote to accept or reject the Plan.

                                   ARTICLE 3
                            ADMINISTRATIVE EXPENSES
                            -----------------------

         3.1 Allowed Administrative Expenses shall be paid in full, in Cash on the Effective Date, or the date such Administrative Expense becomes Allowed, except to the extent that the holder of an Allowed Administrative Expense agrees to a different treatment; provided, however, that Allowed Administrative Expenses representing obligations incurred in the ordinary course of business or assumed by the Debtor shall be paid in full or performed by the Debtor in the ordinary course of business or pursuant to the terms and conditions of the particular transaction.

         3.2 Applications for professional fees shall be made within 60 days after the Effective Date.

                                   ARTICLE 4
                      MEANS FOR IMPLEMENTATION OF THE PLAN
                      ------------------------------------

         4.1 The Debtor will restructure its existing share structure to allow the Reorganized Debtor to issue 9,800,000 new shares on confirmation. Specifically, the Debtor's existing shares will be subject to a reverse split so as to leave 200,000 shares for existing common shareholders. On the effective date, therefore, there will be a total of 10,000,000 of issued shares.

         4.2 Of the newly issued shares, 5,000,000 shares, will be issued to the Allen Group in exchange for AHF transferring the shares of Mooney Aircraft Company to the Debtor, thereby giving AHF 50% of the stock of the Reorganized Debtor. MAC will be a subsidiary of the Reorganized Debtor. Until such time as all of the Secured debt of MAC is either converted or paid back, both the shares of MAC, and MAC's underlying assets will continue to secure the approximate $21,000,000 debt of senior debenture holders that it secures now. Allen will have the right to transfer some of the shares it receives to MAC's creditors.

         4.3 4,600,000 the new shares, or 46% of the reorganized Debtor's stock will be distributed to general unsecured creditors, which general unsecured creditors include the senior debenture holders, and 200,000 shares (or 2%) to preferred shareholders.

         4.4 The Reorganized Debtor will be authorized to issue a total of 50 million shares. Upon the effective date of the confirmation of the plan, the Reorganized Debtor will provide the option to MAC's secured creditors to convert debt of approximately $30,000,000 ($21,000,000 of debenture debt plus $10,000,000 of Factor debt and BLX debt) to, at the secured creditor's option, 13,500,000 in additional newly issued Reorganized Debtor shares. The secured creditor may convert all or part of its debt at the above ratio at its discretion.

         4.5 All newly issued or newly issuable shares shall be free trading under rule 3a(9). However, there will be a restriction on reselling those shares to the market as follows: No resales until 90 days after the plan effective date, and then only 10% of each shareholder's total holdings per month . The company reserves the right to release these restrictions.

         4.6 Some shares will be reserved for distribution to post-confirmation management for incentive-based compensation.

         4.7 The Debtor shall be the disbursing agent under the Plan. The Debtor shall also be the responsible party for filing post-confirmation reports.

                                   ARTICLE 5
PROVISIONS FOR THE RETENTION, ENFORCEMENT AND SETTLEMENT OF CLAIMS BELONGING TO
                       THE DEBTOR OR THE DEBTOR'S ESTATE
                       ---------------------------------

         5.1 All rights pursuant to Sections 502, 544, 545 and 546 of the Bankruptcy Code, all preference claims pursuant to Section 547 of the Bankruptcy Code, all fraudulent transfer claim pursuant to Section 548 of the Bankruptcy Code, and all claims relating to post-petition transactions under Section 549 of the Bankruptcy Code are hereby preserved for the benefit of the Debtor. Prosecution and settlement of such Claims shall be the exclusive responsibility of Debtor and all proceeds from such actions shall vest in and be the property of the Debtor.

                                   ARTICLE 6

  PROVISIONS FOR THE RESOLUTION OF DISPUTED CLAIMS AND OBJECTIONS TO PROOFS OF
                                     CLAIM
                                     -----

         6.1 OBJECTIONS TO CLAIMS. The Debtor reserves its right to file objections to Claims in the event grounds exist to object to particular Claims. Such objections will be filed no later than 120 days after the Effective Date. In the event that objections to claims are filed, the stock distributions that may have to be made on such claims shall be segregated by the Debtor.

         6.2 SETTLEMENT OF CLAIMS. Pursuant to Section 1123(b)(2) of the Bankruptcy Code, the Plan constitutes a binding final settlement of any claims the Debtor may have against holders secured debentures, Alpha, MAC, AHF, and the Debtors officers and directors, arising from or relating MAC and/or the transfer of the MAC shares to AHF.


                                   ARTICLE 7
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES
                    ----------------------------------------

         7.1 ASSUMPTION. The Debtor shall reject all of its executory leases not assumed before the Effective Date.

         7.2 CLAIMS UPON REJECTION. In the event of a rejection of any Executory Contract which results in damage to the other party or parties to the Executory Contract, a Proof of Claim for such damages must be filed by the damaged party with the Court within sixty (60) days after the Effective Date. All Allowed Claims arising from the rejection of any Executory Contract shall be treated as an Unsecured Claim.

         7.3 FAILURE TO FILE. Any Claim arising from the rejection of any Executory Contract not filed with the Court within the time period provided in the preceding paragraph above shall be deemed discharged and shall not be entitled to participate in any distribution under the Plan.

                                   ARTICLE 8
                           RETENTION OF JURISDICTION
                           -------------------------

         8.1 RETENTION OF JURISDICTION. The Court shall have jurisdiction over all matters arising under, arising in, or relating to Debtor Bankruptcy Case including, but not limited to, proceedings: 15

         8.1.1 To consider any modification of the Plan under section 1 127 of the Bankruptcy Code;

         8.1.2 To hear and determine all Claims, controversies, suits and disputes against the Debtor to the full extent permitted under 18 U.S.C. ss. 1334 and 28 U.S.C. ss. 157.

         8.1.3 To hear, determine and enforce all Claims and causes of action which may exist on behalf of the Debtor or the Debtor's estate, including, but not limited to, any right of the Debtor or the Debtor's Estate to recover assets pursuant to the provisions of the Bankruptcy Code;

         8.1.4 To hear and determine all requests for compensation and/or reimbursement of expenses which may be made;

         8.1.5 To value assets of the Estate.

         8.1.6 To enforce the Confirmation Order, the final decree, and all injunctions therein;

         8.1.7 To enter an order concluding and terminating the Bankruptcy Case;

         8.1.8 To correct any defect, cure any omission, or reconcile any inconsistency in the Plan, or the Confirmation Order;

         8.1.9 To determine all questions and disputes regarding title to the assets of the Debtor.

         8.1.10 To re-examine Claims which may have been allowed for purposes of voting, and to determine objections which may be filed to any Claims;

                                   ARTICLE 9
                               GENERAL PROVISIONS
                               ------------------

         9.1 HEADINGS. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the Plan.

         9.2 CONTENTS OF CONFIRMATION ORDER. The Confirmation Order may contain such injunctions and other orders as may be necessary to implement the Plan.

         9.3 NO PAYMENT OF DISPUTED CLAIMS. This Plan contemplates the payment of Allowed Claims only. No Disputed Claims shall be paid, nor shall distributions be made to a creditor holding a Disputed Claim, until such Claim, or any part thereof, becomes an Allowed Claim, if ever.

         9.4 DISCHARGE OF CLAIMS NOT CLASSIFIED. Any Claim not specifically classified within this Plan shall not receive distributions under the Plan on account of such Claim, and shall be deemed discharged and forever barred.

         9.5 CALCULATION OF TIME PERIODS. Bankruptcy Rule 9006 is incorporated herein for purposes of calculating the dates set forth herein.

         9.6 OTHER ACTIONS. Nothing contained herein shall prevent the Debtor, Interest Holders, or Creditors from taking such actions as may be necessary to consummate the Plan, although such actions may not specifically be provided for within the Plan.

                                   ARTICLE 10
                                 MODIFICATIONS
                                 -------------

         10.1 MODIFICATION OF PLAN. The Debtor may seek amendments or modifications to the Plan in accordance with section 1127 of the Bankruptcy Code at any time prior to the Confirmation Date. After the Confirmation Date, the Debtor may seek to remedy any defect or omission or reconcile any inconsistencies in the Plan or in the Confirmation Order, in such manner as may be necessary to carry out the purposes and intent of the Plan.

                                   ARTICLE II
                                 MISCELLANEOUS
                                 -------------

         11.1 DISCHARGE. The confirmation of this Plan shall discharge the Debtor from any Claim that accrued or arose on or before the Confirmation Date pursuant to 11 U.S.C. ss. 1141(d)(1).

         11.2 INJUNCTION. The confirmation of this Plan shall constitute an injunction of the Court against the commencement or continuation of any action, the employment of process, or any act, to collect, recover or offset from the Debtor or their respective property or properties, any obligation or debt except pursuant to the terms of the Plan.

         11.3 VESTING OF PROPERTY. Except as otherwise provided in the Plan, on the Effective Date title to all of the Debtor's assets shall pass to the Reorganized Debtor or its designee free and clear of all Claims and Interests, in accordance with Section 1141 of the Bankruptcy Code.

         11.4 MANAGEMENT. The Debtor is managed currently by J. Nelson Happy, the Debtor's president. The other members of the Board of Directors include Sholom Babad, Sal Mayer, and Sam Rothman.

         11.5 SECURITIES. The charter of the Reorganized Debtor shall prohibit the issuance of nonvoting equity securities, and provide, as to voting securities, an appropriate distribution of voting power among voting classes, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, adequate provisions for the election of directors representing such preferred class in the event of default in the payment of such dividends.

         11.6 RATE REGULATION. The Debtor is unaware of any governmental regulatory commission with jurisdiction, after confirmation of the Plan, over any rates relating to the Debtor.

         11.7 UNITED STATES TRUSTEE FEES. The Debtor shall pay United States Trustee fees as they come due.

         11.8 RETIREE BENEFITS. The debtor has no retiree benefit plans.

                                   ARTICLE 12

                                CLOSING THE CASE
                                ----------------

         12.1 Upon substantial consummation, the Debtor may move for a final decree to close the Bankruptcy Case and to request such other orders as may be just.


Dated: New York, New York
       August , 2004


                                        MOONEY AEROSPACE GROUP, INC.

                                        By:


                                        BACKENROTH FRANKEL & KRINSKY, LLP,
                                        Attorneys for the Debtor


                                        By: /s/ Mark Frankel
                                            ------------------------------------
                                            Mark A. Frankel (MAF-8417)
                                            A Member of the Firm
                                            489 Fifth Avenue
                                            New York, New York 10017
                                            (212) 593-1100